INVESCO ENERGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         1

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                $ 2,629
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                $    34
                              Class C                                $   503
                              Class Y                                $   282
                              Investor Class                         $ 1,145
                              Class R5                               $   103

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                $0.1454
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                $0.0775
                              Class C                                $0.0775
                              Class Y                                $0.1667
                              Investor Class                         $0.1454
                              Class R5                               $0.1772

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                 19,303
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                    351
                              Class C                                  6,810
                              Class Y                                  1,869
                              Investor Class                           7,813
                              Class R5                                   803

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                $ 27.04
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                $ 23.73
                              Class C                                $ 23.05
                              Class Y                                $ 27.12
                              Investor Class                         $ 26.93
                              Class R5                               $ 27.77

INVESCO GOLD & PRECIOUS METALS FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                            31,758
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                               904
                              Class C                                             7,129
                              Class Y                                             8,238
                              Investor Class                                     19,224

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $  5.05
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $  4.75
                              Class C                                           $  5.07
                              Class Y                                           $  5.15
                              Investor Class                                    $  5.08

INVESCO TECHNOLOGY FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                             8,464
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                               196
                              Class C                                             1,003
                              Class Y                                               278
                              Investor Class                                     10,078
                              Class R5                                               12

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $ 32.99
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $ 28.91
                              Class C                                           $ 27.80
                              Class Y                                           $ 33.24
                              Investor Class                                    $ 32.78
                              Class R5                                          $ 37.74

INVESCO DIVIDEND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                $10,154
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                $    98
                              Class C                                $   927
                              Class Y                                $ 1,673
                              Investor Class                         $ 1,471
                              Class R5                               $     5
                              Class R6                               $ 1,345

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                $0.4158
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                $0.2582
                              Class C                                $0.2606
                              Class Y                                $0.4727
                              Investor Class                         $0.4196
                              Class R5                               $0.4775
                              Class R6                               $0.4958

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                 38,872
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                    301
                              Class C                                  6,841
                              Class Y                                 11,080
                              Investor Class                           3,938
                              Class R5                                    25
                              Class R6                                 2,820

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                $ 22.32
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                $ 22.38
                              Class C                                $ 22.60
                              Class Y                                $ 22.53
                              Investor Class                         $ 22.52
                              Class R5                               $ 22.32
                              Class R6                               $ 22.34

INVESCO AMERICAN VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         10

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   267
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                            $     5
                              Class Y                            $   467
                              Class R5                           $   105
                              Class R6                           $   207

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.0086
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                            $0.0077
                              Class Y                            $0.0343
                              Class R5                           $0.0458
                              Class R6                           $0.0550

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                             32,997
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                439
                              Class C                              3,597
                              Class R                              1,959
                              Class Y                             13,219
                              Class R5                             3,744
                              Class R6                             4,167

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $ 34.01
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                            $ 30.16
                              Class C                            $ 28.83
                              Class R                            $ 33.80
                              Class Y                            $ 34.25
                              Class R5                           $ 34.29
                              Class R6                           $ 34.32

INVESCO COMSTOCK FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $105,207
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                            $  1,437
                              Class C                            $  4,506
                              Class R                            $  5,357
                              Class Y                            $ 55,414
                              Class R5                           $ 15,019
                              Class R6                           $ 12,141

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $ 0.3576
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                            $ 0.3575
                              Class C                            $ 0.1856
                              Class R                            $ 0.2983
                              Class Y                            $ 0.4166
                              Class R5                           $ 0.4398
                              Class R6                           $ 0.4627

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                             302,544
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                               3,236
                              Class C                              24,537
                              Class R                              16,418
                              Class Y                             138,813
                              Class R5                             37,716
                              Class R6                             28,569

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  21.86
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                            $  21.85
                              Class C                            $  21.85
                              Class R                            $  21.86
                              Class Y                            $  21.86
                              Class R5                           $  21.85
                              Class R6                           $  21.85

INVESCO TECHNOLOGY SECTOR FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                             4,509
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                48
                              Class C                                               504
                              Class Y                                                80

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                            $15.58
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                            $13.42
                              Class C                                            $13.42
                              Class Y                                            $16.32

INVESCO MID CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                            65,669
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                             1,557
                              Class C                                             5,725
                              Class R                                               912
                              Class Y                                             2,221
                              Class R5                                            2,651
                              Class R6                                            1,427

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $ 33.16
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $ 27.87
                              Class C                                           $ 26.01
                              Class R                                           $ 32.39
                              Class Y                                           $ 34.34
                              Class R5                                          $ 34.59
                              Class R6                                          $ 34.68

INVESCO SMALL CAP VALUE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         24

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                           $   688
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class Y                           $ 3,335

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                           $0.0087
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class Y                           $0.0043

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                            81,479
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                               996
                              Class C                             8,610
                              Class Y                            79,181

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                           $ 16.21
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                           $ 12.99
                              Class C                           $ 12.50
                              Class Y                           $ 16.79

INVESCO VALUE OPPORTUNITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-3826
SERIES NO.:         26

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                               $ 6,375
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                               $   215
                              Class C                                               $   604
                              Class R                                               $   150
                              Class Y                                               $   221
                              Class R5                                              $    28

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                               $0.1297
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                               $0.1297
                              Class C                                               $0.0912
                              Class R                                               $0.1164
                              Class Y                                               $0.1431
                              Class R5                                              $0.1511

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                53,635
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                 1,500
                              Class C                                                 7,101
                              Class R                                                 1,396
                              Class Y                                                 1,817
                              Class R5                                                  246

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                               $ 11.60
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                               $ 11.40
                              Class C                                               $ 11.20
                              Class R                                               $ 11.55
                              Class Y                                               $ 11.56
                              Class R5                                              $ 11.60